Revenue	12 Months Ended
Sep. 30, 2020
Revenue from Contract with Customer [Abstract]
Revenue
2. REVENUE
The Company sells its products to residential and commercial markets. The Company’s Residential segment principally generates revenue from the manufacture and sale of its premium, low-maintenance
composite decking, railing, trim, moulding, pavers products and accessories. The Company’s Commercial segment generates revenue from the sale of its partition and locker systems along with plastic sheeting and other non-fabricated
products for special applications in industrial markets.
The Company recognizes revenues when control of the promised goods is transferred to the Company’s customers in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods, at a point in time, when shipping occurs. Each product the Company transfers to the customer is considered one performance obligation. The Company has elected to account for shipping and handling costs as activities to fulfill the promise to transfer the goods. As a result of this accounting policy election, the Company does not consider shipping and handling activities as promised services to its customers.
Customer contracts are typically fixed price and short-term in nature. The transaction price is based on the product specifications and is determined at the time of order. The Company may offer various sales incentive programs throughout the year. It estimates the amount of sales incentive to allocate to each performance obligation, or product shipped, using the most-likely-amount method of estimation, based on sales to the direct customer or sell-through customer. The estimate is updated each reporting period and any changes are allocated to the performance obligations on the same basis as at inception. Changes in estimate allocated to a previously satisfied performance obligation are recognized as part of net revenue in the period in which the change occurs under the cumulative catch-up
method. In addition to sales incentive programs, the Company may offer a payment discount, if payments are received within thirty days. The Company estimates the payment discount that it believes will be taken by the customer based on prior history and using the most-likely-amount method of estimation. The Company believes the most-likely-amount method best predicts the amount of consideration to which it will be entitled. The payment discounts are also reflected as part of net revenue.

The Company also engages in customer rebates, which are recorded in “Net sales” in the Consolidated Statements of Comprehensive Income (Loss) and in “Accrued rebates” and “Trade receivables” in the Consolidated Balance Sheets. The Company recorded accrued rebates of $
30.4
 million, $22.7 million and $19.7 million as of September 30, 2020, 2019 and 2018, respectively, and contra trade receivables of $2.3 million, $2.1 million and $2.1 million as of September 30, 2020, 2019 and 2018, respectively. The rebate activity was as follows (in thousands).

	As of September 30,
	2020	2019	2018
Beginning balance	$24,858	$21,914	$16,922
Rebate expense	54,083	50,847	42,400
Rebate payments	(46,262)	(47,903)	(38,893)
Acquisitions	—	—	1,485

Ending balance	$32,679	$24,858	$21,914

The Company records deferred revenue when cash payments are received or due in advance of the Company’s performance.